Management Presentation
March 9, 2006

Fourth Quarter & Full Year 2005 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the follow:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements;
- risks arising from identified and potential future material weaknesses in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities; and
- foreign currency fluctuations.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

2005 Actual Results vs. Prior Guidance

(US$ in millions, except per share amounts)

	Marketing Communications		Secure Products		Corporate Expenses		Consolidated	
	Actual	Estimate	Actual	Estimate	Actual	Estimate	Actual	Estimate
Revenue	**$363.4**	$360 - $370	**$80.1**	$75 - $80	-	-	**$443.5**	$435 - $450
MDC's Share of EBITDA [1]	**$48.1**	46 - 47	**$7.0**	6.5 - 7.0	**($22.5)**	($21.5 - $22.5)	**32.6**	30 - 32.5
Cash EPS [2]							**$1.03**	$1.00 - $1.09
Shares Outstanding								
Basic							**23.3**	23.3
Diluted							**23.3**	23.3

(1) MDC's Share of EBITDA = Operating Income + Depreciation & Amortization + Stock-based Compensation - Minority Interest.
(2) Cash EPS = Income from Continuing Operations + Depreciation & Amortization + Stock-based Compensation.

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Summary of Consolidated Results

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2005	2004	*% Change*	2005	2004	*% Change*
Revenue						
Services	$ 102.3	$ 77.1	*32.6*	$ 363.4	$ 247.1	*47.1*
Products	24.3	14.4	*68.5*	80.1	69.7	*14.9*
	126.6	91.6	*38.3*	443.5	316.8	*40.0*
Operating Expenses						
Cost of services sold	56.6	49.3	*14.9*	211.8	159.0	*33.2*
Cost of products sold	14.0	8.3	*69.0*	49.9	42.3	*17.9*
SG&A and other	35.8	31.3	*14.6*	131.2	96.7	*35.8*
D&A	8.2	5.4	*50.2*	28.0	13.7	*103.5*
Operating Income	12.0	(2.7)		22.6	5.2	
margin	*9.5%*	*NM*		*5.1%*	*1.6%*	
Income (Loss) from Continuing Operations	(1.6)	(7.6)		(8.5)	5.0	
Discontinued operations	0.0	(1.0)		0.6	(7.1)	
Net Income (Loss)	$ (1.6)	$ (8.6)		$ (7.9)	$ (2.2)	

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Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2005	2004	*% Change*	2005	2004	*% Change*
Revenue						
Strategic Marketing Services	$ 63.5	$ 42.1	*50.8*	$ 217.3	$ 123.8	*75.6*
Customer Relationship Management	18.1	17.9	*0.9*	67.2	59.7	*12.7*
Specialized Communications Service	20.7	17.1	*21.0*	78.8	63.6	*23.8*
Marketing Communications	102.3	77.1	*32.6*	363.4	247.1	*47.1*
Secure Card Business	9.8	7.3	*34.4*	31.7	26.3	*20.6*
Secure Paper Business	14.5	7.1	*104.3*	48.4	43.5	*11.5*
Secure Products International	24.3	14.4	*68.2*	80.1	69.7	*14.9*
Total Revenue	$ 126.6	$ 91.6	*38.2*	$ 443.5	$ 316.8	*40.0*

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Fourth Quarter 2005 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	35.2%	-	1.5%	19.6%
Foreign Exchange Growth	0.4%	-	1.1%	0.5%
Organic Growth	15.1%	0.9%	18.5%	12.6%

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Full Year 2005 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	71.8%	-	6.7%	37.7%
Foreign Exchange Growth	1.0%	-	3.5%	1.4%
Organic Growth	2.7%	12.7%	13.7%	8.0%

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Summary of Group Results – EBITDA

(US$ in millions)

	Three Months Ended December 31,					Twelve Months Ended December 31,			
	2005		2004	% Change		2005		2004	% Change
EBITDA									
Marketing Communications Group	22.7		12.7	*78.6*		69.3		39.7	*74.6*
margin	*22.2%*		*16.5%*			*19.1%*		*16.1%*	
Secure Products International	4.6		(0.2)	*NM*		7.0		4.0	*75.0*
margin	*18.9%*		*NM*			*8.7%*		*5.7%*	
Corporate Expenses	(6.2)		(8.4)	*25.4*		(22.5)		(16.4)	*(36.9)*
Total EBITDA	$ 21.1	$	4.2	*403.8*	$	53.8	$	27.3	*97.3*
margin	*16.6%*		*4.6%*			*12.1%*		*8.6%*	

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2005	2004	*% Change*	2005	2004	*% Change*
MDC EBITDA						
Strategic Marketing Services	$ 11.8	$ 6.1	*92.6*	$ 33.6	$ 17.1	*96.0*
Customer Relationship Management	1.6	2.4	*(31.1)*	4.9	7.0	*(29.7)*
Specialized Communications Service	2.5	0.9	*178.2*	9.7	6.4	*51.5*
Marketing Communications Group	15.9	9.4	*69.6*	48.1	30.5	*57.9*
margin	*15.5%*	*12.1%*		*13.2%*	*12.3%*	
Secure Card Business	1.6	(0.2)	*NM*	1.7	(1.0)	*NM*
Secure Paper Business	3.0	0.0	*NM*	5.3	5.0	*5.3*
Secure Products International	4.6	(0.2)		7.0	4.0	
margin	*19.0%*	*NM*		*8.7%*	*5.7%*	
Corporate	(6.2)	(8.4)	*25.4*	(22.5)	(16.4)	*(36.9)*
Total MDC EBITDA	$ 14.2	$ 0.8	*NM*	$ 32.6	$ 18.0	*80.8*
margin	*11.2%*	*0.9%*		*7.4%*	*5.7%*	

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Cash EPS Reconciliation

(US$ in millions)

	Three Months Ended 12/31/2005	Twelve Months Ended 12/31/2005
Net (Loss) from Continuing Operations	($1.6)	($8.5)
Depreciation & Amortization	8.5	28.8
Goodwill Impairment	-	0.5
Stock Based Compensation	0.9	3.3
Cash Earnings	7.9	24.1
Diluted Shares	23.7	23.3
Cash EPS	$0.33	$1.03

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Free Cash Flow

(US$ in millions)	Twelve Months Ended December 31, 2005
MDC EBITDA	$32.6
Cash Distributions to MDC from	
Unconsolidated Affliates	1.8
Capital Expenditures	(13.1)
Cash Taxes	(0.9)
Cash Interest	(5.8)
FCF	**$14.6**

MDC PARTNERS

Liquidity Profile

Available Liquidity at December 31, 2005

(US$ in millions)		
Commitment Under Credit Facility	$	100.0
Borrowings Under Credit Facility		77.2
Letters of Credit		4.5
Funds Available Under Credit Facility	$	18.3
Available Cash		3.3
Liquidity	$	21.6

MDC PARTNERS

Priorities for 2006

- Secure Products International
- Organic Growth
- Margin Improvement
- Enhance Capabilities in Public Relations, Interactive and Data Analytics

MDC PARTNERS

2006 Financial Outlook

(US$ in millions, except per share amounts)

	Marketing Communications	Secure Products	Corporate Expenses	Consolidated
Revenue	$385 - $395	$89 - $91	-	$474 - $486
MDC's Share of EBITDA	52 - 54	11 - 12	($20.5 - $21.5)	41.5 - 45.5
Cash EPS [(1)]				$1.25 - $1.35
Free Cash Flow [(2)]				$18 - $22
Shares Outstanding - Diluted				23.8

(1) Cash EPS = Net Income + Depreciation & Amortization + Stock-based Compensation.

(2) Free Cash Flow = MDC EBITDA + Cash Distributions from Unconsolidated Affiliates - Capital Expenditures - Cash Taxes - Cash Interest.

Appendix

MDC PARTNERS

Potential Contractual Put Obligations and Impact on EBITDA

(US$ in thousands)	Estimated Put Impact Cash	Stock	EBITDA
2006	$ 9,507	$ 672	$ 3,754
2007	7,271	1,206	3,154
2008	26,152	6,447	7,245
2009	26,339	7,042	3,738
2010	8,653	3,332	104
Thereafter	1,891	1,805	529

MDC PARTNERS

Summary of Segments – Marketing Communications

Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	
Allard Johnson	Accent	Banjo	IHC
ACLC		Bratskeir	Northstar Research
Colle & McVoy		Bruce Mau	Mackenzie
Crispin Porter Bokusky		Bryan Mills	Onbrand
Fletcher Martin		Chinnici	Pro Image
Kirshenbaum Bond + Partners		Computer Composition	Veritas
Margeotes Fertitta Powell		Hello	Source
Vitro Robertson		Henderson bas	Targetcom
Zyman Group			

Summary of Segments – Secure Products International

Secured Paper Business	Secured Card Business
Ashton Potter	Metaca Graphics
Mercury Graphics	Placard

MDC PARTNERS

Definition of Non-GAAP Metrics

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization plus stock-based compensation. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on November 8, 2005.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents loss from continuing operations plus depreciation and amortization plus stock based compensation.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates plus cash interest plus cash taxes.